SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 4, 2002
                                                         ---------------

                          PCS RESEARCH TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-25449                      33-0856651
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
   Formation)



             3655 Nobel Drive, Suite 540 San Diego, California 92122
             -------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------

                              DIRECTPLACEMENT, INC
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5.  Other Events.

         On October 4, 2002, DirectPlacement, Inc., a Delaware corporation, changed its name to "PCS Research Technology, Inc." (the "Company") by amending its Certificate of Incorporation. On October 7, 2002, the Company's trading symbol on the OTC Bulletin Board was changed to "PCSR" to reflect the change in the Company's name.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.

         (c)   Exhibits

               99      Press Release dated October 7, 2002.


Item 9.  Regulation FD Disclosure.

         Exhibit 99 hereto sets forth a press release issued by the Company to report the name change and additional information about the Company.


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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                           PCS RESEARCH TECHNOLOGY, INC.



                                           By:/s/ BRIAN M. OVERSTREET
                                              ---------------------------------
                                           Name:  Brian M. Overstreet
                                           Title: President and Chief Executive
                                                  Officer


Dated:  October 7, 2002

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